UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2023

ADTRAN Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41446	87-2164282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Explorer Boulevard Huntsville, Alabama	35806-2807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (256) 963-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, Par Value $0.01	ADTN	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 18, 2023, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Adtran Holdings, Inc. (the “Corporation”) approved the adoption of a Policy for the Recovery of Erroneously Awarded Incentive Based Compensation (the “New Clawback Policy”), effective as of October 2, 2023. The Committee adopted the New Clawback Policy in order to comply with the final clawback rules adopted by the Securities and Exchange Commission under Section 10D and Rule 10D-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the listing standards of The Nasdaq Stock Market (“Nasdaq”), as set forth in the Nasdaq Listing Rule 5608 (the “Final Clawback Rules”).

The New Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from current and former executive officers in the manner specified by the Final Clawback Rules (“Executive Officers”) of the Corporation in the event that the Corporation is required to prepare an accounting restatement, in accordance with the Final Clawback Rules. The recovery of such compensation applies regardless of whether an Executive Officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. Under the New Clawback Policy, the Corporation may recoup from the Executive Officers erroneously awarded incentive compensation received within a lookback period of the three completed fiscal years preceding the date on which the Corporation is required to prepare an accounting restatement.

In connection with the adoption of the New Clawback Policy, the Committee approved the amendment and restatement of the Corporation’s current Clawback Policy, effective as of October 2, 2023 (the “Amended and Restated Clawback Policy”), which applies to compensation received prior to October 2, 2023.

The preceding description of the New Clawback Policy and the Amended and Restated Clawback Policy is qualified in its entirety by the text of such policies, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 20, 2023, the Board amended and restated the Corporation’s bylaws (as amended and restated, the “Bylaws”), effective on such date. Capitalized terms used and not defined in this Current Report on Form 8-K shall have the meanings ascribed to them in the Bylaws. Unless otherwise stated, article and section references below are to the Bylaws as so amended and restated. The changes to the Bylaws include the following:

•

Article II, Section 2.3 (List of Stockholders Entitled to Vote). This section has been revised to reflect updated Section 219(a) of the Delaware General Corporation Law (the “DGCL”), which no longer requires the Corporation to make the stockholder list available for inspection during the stockholders’ meeting. This section further clarifies that the stockholder list shall be arranged by applicable voting groups and that it shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

•

Article II, Section 2.5 (Adjourned Meetings and Notice Thereof). This section has been revised to reflect the concept of a virtual meeting being adjourned and reflects updated Section 222(c) of the DGCL, which expands the circumstances under which an adjourned meeting can be reconvened without the Corporation having to send out a new meeting notice.

•

Article II, Section 2.7(c) (Voting). Subsection (c) of this section has been revised to reflect the requirement that any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which is reserved for exclusive use by the Board.

•

Article II, Section 2.9 (Nature of Business at Annual Meetings of Stockholders). Subsection (a) of this section has been revised to clarify that the minimum timeliness requirements set forth in Section 2.9(a) shall apply despite any different timeline described in Rule 14a-19 under the Exchange Act (“Rule 14a-19”), including with respect to any statements or information required to be provided to the Corporation pursuant to Rule 14a-19 by a nominating stockholder and not otherwise specified in Section 2.9(a).

•	Article III, Section 3.4 (Nominations for Election to the Board of Directors).

•

Subsection (a) of this section has been revised to clarify that director nominees must consent to being named in any proxy statement, not just the Corporation’s proxy statement, related to the Corporation’s next meeting of stockholders at which directors are to be elected. This subsection has been further revised to provide that any stockholder submitting a notice to the Corporation to nominate a director (a “Nominating Record Stockholder”) include in such notice (i) a representation as to whether such Nominating Record Stockholder intends to solicit proxies or votes in support of such nominee in accordance with Rule 14a-19 and (ii) all other information relating to the Nominating Record Stockholder and/or any associated person that is required to be disclosed in a proxy statement on Schedule 14A for solicitation of proxies for election of directors under the Exchange Act and pursuant to any other applicable laws or rules or regulations of any governmental authority or of any national securities exchange or similar body overseeing any trading market on which shares of the Corporation are traded.

•

Subsection (d) of this section has been revised to provide that, if, after a Nominating Record Stockholder provides notice pursuant to Rule 14a-19(b), such Nominating Record Stockholder subsequently fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) under the Exchange Act or fails to timely provide reasonable evidence that certain requirements of such rule have been satisfied, then such nomination shall be disregarded (notwithstanding that the nominee is included as a nominee in the Corporation’s proxy statement, notice of meeting or other proxy materials for any stockholder meeting and notwithstanding that proxies or votes in respect of the election of such proposed nominees may have been received by the Corporation (which proxies and votes shall be disregarded)). This subsection further provides that the Nominating Record Stockholder must provide the Corporation with reasonable evidence that the Nominating Record Stockholder has met the requirements of Rule 14a-19(a)(3) under the Exchange Act no later than five business days prior to the applicable meeting. This subsection also specifies that, unless otherwise required by law, no stockholder shall solicit proxies in support of nominees other than the Corporation’s nominees unless such stockholder has complied with Rule 14a-19 promulgated under the Exchange Act in connection with the solicitation of such proxies, including the provision to the Corporation of notices required thereunder in a timely manner.

In addition, certain conforming changes and other technical edits were made to the Bylaws.

The preceding discussion of the amendments to the Corporation’s Bylaws is qualified in its entirety by the text of the Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Second Amended and Restated Bylaws of ADTRAN Holdings, Inc.

10.1	ADTRAN Holdings, Inc. Policy for the Recovery of Erroneously Awarded Incentive Based Compensation

10.2	ADTRAN Holdings, Inc. Amended and Restated Clawback Policy

104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2023	ADTRAN Holdings, Inc.

	By:	/s/ Ulrich Dopfer
Ulrich Dopfer
Chief Financial Officer